UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

Neurogene Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
535 W 24th Street, 5th Floor
New York, NY 10011
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (877) 237-5020
N/A
(Former name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NGNE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On June 3, 2026, Neurogene Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The matters listed below were presented at the Annual Meeting. There were 11,387,407 shares of common stock present at the Annual Meeting in person or by proxy, which represented approximately 72.92% of the voting power of the shares of common stock entitled to vote at the Annual Meeting and constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 7, 2026, the record date for the Annual Meeting. A more detailed description of each of the proposals is included in the 2026 Proxy Statement. The final voting results are set forth below.

1.Election of two Class III directors, Robert Baffi and Rohan Palekar, each to serve until the 2029 annual meeting of stockholders and until their respective successors are elected and qualified:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Robert Baffi	9,540,734	548,736	1,297,937
Rohan Palekar	10,058,331	31,139	1,293,937

2.Approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
9,991,445	36,394	61,631	1,297,937

3.Ratification on an advisory (non-binding) basis of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

Shares For	Shares Against	Shares Abstaining
9,345,925	1,939,039	102,443

4.An advisory, non-binding vote on whether future non-binding advisory votes on the compensation paid by the Company to its named executive officers should be held every one, two or three years:

One Year	Two Years	Three Years	Shares Abstaining	Broker Non-Votes
10,006,265	3,407	16,721	63,077	1,297,937

In light of these voting results, the Company plans to hold future advisory votes on executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROGENE INC.

Date: June 4, 2026	By:	/s/ Donna M Cochener
Name: Donna M Cochener
Title: SVP, General Counsel, Corporate Secretary